QCM ABSOLUTE RETURN FUND

Supplement to Prospectus dated February 28, 2007

Effective May 9, 2007, the address of the Fund’s investment adviser, Quixote Capital Management, LLC, has changed. The new address is:

Quixote Capital Management, LLC

8000 E. Prentice Avenue

Suite C-5

Greenwood Village, CO 80111

This Supplement and the Prospectus dated February 28, 2007 provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated February 28, 2007, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling the Fund at (866) 726-0044.

This Supplement is dated May 10, 2007